HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5776 - PremierSolutions Cornerstone

333-72042          HV-6775 - PremierSolutions Cornerstone (Series II)

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Supplement dated August 28, 2013 to your Prospectus

1.  DEFENSE OF MARRIAGE ACT

The fourth paragraph in the disclosure under the subsection “A. General” in the “FEDERAL TAX CONSIDERATIONS” section of the prospectus has been deleted and replaced with the following:

The U.S. Supreme Court recently overturned Section 3 of the federal Defense of Marriage Act (“DOMA”) under which same-sex marriages were not recognized for purposes of federal law, including federal tax law.  As a result, same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal taxation.  The favorable income deferral options (and certain other advantages) afforded to a spouse by federal tax law are now available to same-sex spouses where the marriage is recognized under applicable state law. Certain states treat individuals in a same-sex marriage, civil union and/or domestic partnership as spouses for purposes of state law. However, same-sex marriage is not recognized under the law of every state, and uncertainty remains regarding whether spousal tax benefits for same-sex spouses will be determined based on the law of the state in which the spouse resides or the law of the state in which the marriage was celebrated (irrespective of the state of residency).  In addition, the U.S. Supreme Court’s decision did not address civil unions and domestic partnerships.  Accordingly, the circumstances in which parties to same-sex marriages, civil unions, and domestic partnerships are treated as “spouses” for federal tax purposes are unclear.  Further guidance from governmental authorities is expected to address the implications of the U.S. Supreme Court’s decision. You should consult a tax and/or legal advisor for more information on this subject.

2.  SHARE CLASS CHANGE

MSIF Opportunity Portfolio - Class P

The Board of Directors of the MSIF Opportunity Portfolio has approved the renaming of the Portfolio’s Class P shares to Class A shares.  As a result, effective September 9, 2013, all references to Class P shares of the Portfolio in the Prospectus are hereby changed to Class A shares.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.